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                                                                   EXHIBIT 10.21


    ADDRESS: Erkindik Prospect 2, Bishkek 720739, telegraph: Bishkek - Utyas teletype: 245156 - Utyos, telephone: 26-46-26, 22-38-17 fax: 26-86-90


                                    LICENSE
                        FOR MINERAL WEALTH USAGE RIGHTS
                               (GEOLOGICAL STUDY)
                               SERIES A(N) #29-97

Issued to: MAGKO, an international joint-stock geological company

Address: Ulitsa Miklukho-Maklaya 23, Moscow


                                                             Telephone:

Bank Information:

This certifies the rights to use mineral wealth with the goal of: conducting geological exploration work in the Savovardinskii high gold-potential area.

1.   Name of Site: The Savovardinskii high gold-potential area.

2.   Location of the site:

          2.1  Administrative location:  Karakuldzinskii Region, Osh Oblast

          2.2  Geographic location:     northern slopes of the Aleiskii range.
          The site does not include the area of Savovardy deposit which has the following coordinates for the corners of the area, 1. x-47480, y-45250; 2. x-45880, y-47280; 3. x-44525, x-46575; 4. x-46000,
          y-45150; 5. x-47130, y-45050

2.3  Coordinates of the corners of the area

X1        40 degrees 30'      Y1        74 degrees 00'      Z1
X2        40 degrees 30'      Y2        74 degrees 30'      Z2
X3        40 degrees 13'      Y3        74 degrees 30'      Z3
X4        border with China   Y4                            Z4
X5        40 degrees 03'      Y5        74 degrees 00'      Z5
X6                            Y6                            Z6
X7                            Y7                            Z7
X8                            Y8                            Z8

3. Degree to which the site has been explored: Survey work on a scale of 1:50,000 (Zaid, 1971), geological survey on a scale of 1:50,000 (Soloshenko, 1980), detailed survey work on a scale of 1:2,000 to 1:5,000 (Karavev, 1980)

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4.      Basis for issuing the license: General Agreement entitled "Project to conduct geological exploration work in the Savovardinskii high gold-potential area in 1997-1999."

5. User of mineral wealth rights: International stock company MAGKO financed by the Canadian company MINCO with technology and personnel provided in accordance with the agreement of the South Kyrgyz Geological Expedition.

6.      Governmental registration number for the work: KIT [symbol]-97-9/1

7.      Initial parameters:

        7.1 Phase of geological survey work or the type of test and scientific research activity:

1. Survey and assessment work with detailed surveying of known shows. General survey of the remaining area.

        7.2     Experimental extraction, simultaneous extraction: no

        7.3 The outcome of the work: A report of the results of the survey work.

8. Geological reports: An annual geological report with a final report in the 4th quarter of 1999.

9.      Payments:

        9.1     For obtaining the license: Seven hundred fifty soms

        9.2     For using the mineral wealth:

        9.3     For developing and restoring the Mineral Resource Base:

        9.4     For geological information:

10.     Impact of the technology on the natural environment: insignificant

11. Environmental protection measures and measure to protect the minerals: included in the project

12.     Agreed upon start time of the work: May 1997

13.     License valid until December 31, 1999 (with the right of extension)

14.     Condition for using the minerals:

        14.1 The plans for conducting geological exploration and mining in the upcoming year will be presented to the Agency for Geology and Mineral Resources of the Government of the Kyrgyz Republic for coordination at the end of the current year.

Translated by:
Russian Language Services, Inc.
7042 Cleopatra Place NW
Seattle, WA 98117
Signature of translator
                       ------------------------------------
                             Jan Pendrich (President)

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     14.2 The user of the mineral wealth is obligated to comply with the Law on
Minerals, the Land Use Code of the Kyrgyz Republic technical projects, government standards (GOSTs) and the standards and regulations for mineral use.

     14.3 Other conditions: The amounts of the minimum investments in the various activities will be in accordance with Government Regulation #258 dated 6/7/96.

15. The license will be annulled if the user of the mineral rights has not begun work within one year of the agreed upon start date or if the conditions of the license or the Law on Minerals are not complied with.

The license has been drafted with 2 copies and has been entered in the register as Series Au #29-97 dated April 11, 1997



                                     Director of the Agency for Geology and
                                     Mineral Resources of the Government of
April 11, 1997                                 the Kyrgyz Republic
                                          [signed]  B. T. Tursungaziev





Translated by:
Russian Language Services, Inc.
7042 Cleopatra Place NW
Seattle, WA 98117
Signature of translator
                       ------------------------------------
                             Jan Pendrich (President)